                                                                    EXHIBIT 10.5

                            AIA DOCUMENT  A101-1997
            Standard Form of Agreement Between Owner and Contractor
                 where the basis of payment is a STIPULATED SUM



AGREEMENT made as of the Twenty-Ninth day of September in the year Nineteen Hundred and Ninety-Nine
(In words, indicate day, month and year)


BETWEEN the Owner:                      Cherokee Bank
(Name, address and other information)   1275 Riverstone Parkway
                                        Canton, Georgia 30114


and the Contractor:                     W. H. Bass, Inc.
(Name, address and other information)   5664-D Peachtree Parkway
                                        Norcross, Georgia 30092


The Project is:                         New Main Office
(Name and location)                     Cherokee Bank
                                        Canton, Georgia


The Architect is:                       H. Lloyd Hill Architects & Assoc., Inc.
(Name, address and other information)   3300 Northeast Expressway, Suite 3R
                                        Atlanta, Georgia 30341


ARTICLE 1  THE CONTRACT DOCUMENTS

     The Contract Documents consist of this Agreement, Conditions of the Contract (General, Supplementary and other Conditions), Drawings, Specifications, Addenda issued prior to execution of this Agreement, other documents listed in this Agreement and Modifications issued after execution of this Agreement; these form the Contract, and are as fully a part of the Contract as if attached to this Agreement or repeated herein. The Contract represents the entire and integrated agreement between the parties hereto and supersedes prior negotiations, representations or agreements, either written or oral. An enumeration of the Contract Documents, other than Modifications, appears in
Article 8.
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ARTICLE 2  THE WORK OF THIS CONTRACT

     The Contractor shall fully execute the Work described in the Contract Documents, except to the extent specifically indicated in the Contract Documents to be the responsibility of others.

ARTICLE 3  DATE OF COMMENCEMENT AND SUBSTANTIAL COMPLETION

3.1 The date of commencement of the Work shall be the date of this Agreement unless a different date is stated below or provision is made for the date to be fixed in a notice to proceed issued by the Owner.

(Insert the date of commencement if it differs from the date of this Agreement or, if applicable, state that the date will be fixed in a notice to proceed.)

     The Contract commencement date is October 11, 1999.
     (A Building Permit will be required at that time)

If, prior to the commencement of the Work, the Owner requires time to file mortgages, mechanic's liens and other security interests, the Owner's time requirement shall be as follows:

3.2  The Contract Time shall be measured from the date of commencement.

3.3 The Contractor shall achieve Substantial Completion of the entire Work not later than 112 Calendar days from the date of commencement, or as follows:

(Insert number of calendar days. Alternatively, a calendar date may be used when coordinated with the date of commencement. Unless stated elsewhere in the Contract Documents, insert any requirements for earlier Substantial Completion of certain portions of the Work.)

, subject to adjustments of this Contract Time as provided in the Contract Documents.

(Insert provisions, if any, for liquidated damages relating to failure to complete on time or for bonus payments for early completion of the Work.)

The Contractor and the Contractor's Surety, if any, shall be liable for and shall pay the Owner the sums hereinafter stipulated as liquidated damages for each calendar day of delay until the work is substantially complete in the amount of Five Hundred Dollars ($ 500.00).

ARTICLE 4  CONTRACT SUM

4.1 The Owner shall pay the Contractor the Contract Sum in current funds for the Contractor's performance of the Contract. The Contract Sum shall be One Million Three Hundred Two Thousand One Hundred Sixty Dollars ($1,302,160.00) subject to additions and deductions as provided in the Contract Documents.

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4.2  The Contract Sum is based upon the following alternates, if any, which are described in the Contract Documents and are hereby accepted by the Owner:

(State the numbers or other identification of accepted alternates. If decisions on other alternates are to be made by the Owner subsequent to the execution of this Agreement, attach a schedule of such other alternates showing the amount for each and the date when that amount expires.)

Alternate No. 3 - Bomex wiring accepted by the Owner for a Deduct of Four Thousand Dollars ($ 4,000.00)

4.3  Unit prices, if any, are as follows:
                                                                   ADD                        DEDUCT
                                                                  -----                      ---------
     1.    General Earth Excavation---------------------------  12.00/c.y.-----------------  0.00/c.y.
     2.    Excess Earth Excavation----------------------------  12.00/c.y.-----------------  0.00/c.y.
     3.    Off-Site Fill -------------------------------------  10.00/c.y.-----------------  0.00/c.y.
     4.    Trench Earth Excavation----------------------------  15.00/c.y.-----------------  0.00/c.y.
     5.    General Rock Excavation----------------------------  35.00/c.y.-----------------  0.00/c.y.
     6.    Trench Rock Excavation-----------------------------  75.00/c.y.-----------------  0.00/c.y.

ARTICLE 5  PAYMENTS

5.1  PROGRESS PAYMENTS

5.1.1 Based upon Applications for Payment submitted to the Architect by the Contractor and Certificates for Payment issued by the Architect, the Owner shall make progress payments on account of the Contract Sum to the Contractor as provided below and elsewhere in the Contract Documents.

5.1.2 The period covered by each Application for Payment shall be one calendar month ending on the last day of the month, or as follows:

5.1.3 Provided that an Application for Payment is received by the Architect not later than the Twenty-Fifth (25th) day of a month, the Owner shall make payment to the Contractor not later than the Tenth (10th) day of the Next month. If an Application for Payment is received by the Architect after the application date fixed above, payment shall be made by the Owner not later than Fifteen (15) days after the Architect receives the Application for Payment.

5.1.4 Each Application for Payment shall be based on the most recent schedule of values submitted by the Contractor in accordance with the Contract Documents. The schedule of values shall allocate the entire Contract Sum among the various portions of the Work. The schedule of values shall be prepared in such form and supported by such data to substantiate its accuracy as the Architect may require. This schedule, unless objected to by the Architect, shall be used as a basis for reviewing the Contractor's Application for Payment.

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5.1.5  Applications for Payment shall indicate the percentage of completion of each portion of the Work as of the end of the period covered by the Application for Payment.

5.1.6 Subject to other provisions of the Contract Documents, the amount of each progress payment shall be computed as follows:

     .1 Take that portion of the Contract Sum properly allocable to completed Work as determined by multiplying the percentage completion of each portion of the Work by the share of the Contract Sum allocated to that portion of the Work in the schedule of values, less retainage of Ten percent (10%). Pending final determination of cost to the Owner of changes in the Work, amounts not in dispute shall be included as provided in Subparagraph 7.3.8 of AIA Document A201-1997;

     .2 Add that portion of the Contract Sum properly allocable to materials and equipment delivered and suitably stored at the site for subsequent incorporation in the completed construction (or, if approved in advance by the Owner, suitably stored off the site at a location agreed upon in writing), less retainage of Ten percent (10%);

     .3   Subtract the aggregate of previous payments made by the Owner; and

     .4 Subtract amounts, if any, for which the Architect has withheld or nullified a Certificate for Payment as provided in Paragraph 9.5 of AIA Document A201-1997.

5.1.7  The progress payment amount determined in accordance with Subparagraph
5.1.6 shall be further modified under the following circumstances:

     .1 Add, upon Substantial Completion of the Work, a sum sufficient to increase the total payments to the full amount of the Contract Sum, less such amounts as the Architect shall determine for incomplete Work, retainage applicable to such work and unsettled claims; and (Subparagraph 9.8.5 of AIA Document A201-1997 requires release of applicable retainage upon Substantial Completion of Work with consent of surety, if any.)

     .2 Add, if final completion of the Work is thereafter materially delayed through no fault of the Contractor, any additional amounts payable in accordance with Subparagraph 9.10.3 of AIA Document A201-1997.

5.1.8  Reduction or limitation of retainage, if any, shall be as follows:

(If it is intended, prior to Substantial Completion of the entire Work, to reduce or limit the retainage resulting from the percentages inserted in Clauses
5.1.6.1 and 5.1.6.2 above, and this is not explained elsewhere in the Contract Documents, insert here provisions for such reduction or limitation.)

Retainage shall be reduced 5% on completed work at 75% completion of project.

5.1.9 Except with the Owner's prior approval, the Contractor shall not make advance payments to suppliers for materials or equipment which have not been delivered and stored at the site.

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5.2  FINAL PAYMENT

5.2.1 Final payment, constituting the entire unpaid balance of the Contract Sum, shall be made by the Owner to the Contractor when:

     .1 the Contractor has fully performed the Contract except for the Contractor's responsibility to correct Work as provided in Subparagraph 12.2.2 of AIA Document A201-1997, and to satisfy other requirements, if any, which extend beyond final payment; and

     .2   a final Certificate for Payment has been issued by the Architect.

5.2.2 The Owner's final payment to the Contractor shall be made no later than 30 days after the issuance of the Architect's final Certificate for Payment, or as follows:

ARTICLE 6  TERMINATION OR SUSPENSION

6.1 The Contract may be terminated by the Owner or the Contractor as provided in Article 14 of AIA Document A201-1997.

6.2 The Work may be suspended by the Owner as provided in Article 14 of AIA Document A201-1997.

ARTICLE 7  MISCELLANEOUS PROVISIONS

7.1 Where reference is made in this Agreement to a provision of AIA Document A201-1997 or another Contract Document, the reference refers to that provision as amended or supplemented by other provisions of the Contract Documents.

7.2 Payments due and unpaid under the Contract shall bear interest from the date payment is due at the rate stated below, or in the absence thereof, at the legal rate prevailing from time to time at the place where the Project is located.

(Insert rate of interest agreed upon, if any.)

(Usury laws and requirements under the Federal Truth in Lending Act, similar state and local consumer credit laws and other regulations at the Owner's and Contractor's principal places of business, the location of the Project and elsewhere may affect the validity of this provision. Legal advice should be obtained with respect to deletions or modifications, and also regarding requirements such as written disclosures or waivers.)

7.3  The Owner's representative is:         Dennis Burnette, C.E.O.
(Name, address and other information)       Cherokee Bank
                                            1275 Riverstone Parkway
                                            Canton, Georgia 30114

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7.4  The Contractor's representative is:    Keith Hawthorne, Project Manager
(Name, address and other information)       W. H. Bass, Inc.
                                            5664-D Peachtree Parkway
                                            Norcross, Georgia 30092

7.5 Neither the Owner's nor the Contractor's representative shall be changed without ten days' written notice to the other party.

7.6  Other provisions:

ARTICLE 8  ENUMERATION OF CONTRACT DOCUMENTS

8.1 The Contract Documents, except for Modifications issued after execution of this Agreement, are enumerated as follows:

8.1.1 The Agreement is this executed 1997 edition of the Standard Form of Agreement Between Owner and Contractor, AIA Document A101-1997.

8.1.2 The General Conditions are the 1997 edition of the General Conditions of the Contract for Construction, AIA Document A201-1997.

8.1.3 The Supplementary and other Conditions of the Contract are those contained in the Project Manual dated August 20, 1999, and are as follows:


Document                            Title                    Pages
--------                            -----                    -----
Division A                Condition of the Contract          A1-A3
                          - Supplementary Conditions

Division A                Conditions of the Contract         A4-A7
                          - Insurance Requirements

8.1.4 The Specifications are those contained in the Project Manual dated as in Subparagraph 8.1.3, and are as follows: See Exhibit "A".

(Either list the Specifications here or refer to an exhibit attached to this Agreement.)

Section        Title          Pages
-------        -----          -----

               See Exhibit A

8.1.5 The Drawings are as follows, and are dated ____________________ unless a different date is shown below:

(Either list the Drawings here or refer to an exhibit attached to this Agreement.)

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Number           Title       Date
-----------  -------------  -------
C1-C6        Sitework       8-20-99
A1-A11       Architectural  8-20-99
S1.1-S4.2    Structural     8-20-99
P1-P3        Plumbing       8-20-99
AC1-AC2      H.V.A.C.       8-20-99
E1-E7        Electrical     8-20-99

8.1.6  The Addenda, if any, are as follows:

    Number              Date                          Pages
    ------              ----                          -----

Addendum No. 1    August 30, 1999     Page 1 (Drawing AD #1-1 and Revised
                                              Painting Section 9B)

Addendum No. 2    September 13, 1999  Page 1 (Drawings AD #2-1 Thru AD #2-4)

Addendum No. 3    September 14, 1999  Page 1 (Vault Work Shop Drawings V1-V8)

Addendum No. 4    September 23, 1999  Page 1 (Drawings AD #4-1 Thru AD #4-7
                                              And Updated Survey Sept. 19, 1999)

Portions of Addenda relating to bidding requirements are not part of the Contract Documents unless the bidding requirements are also enumerated in this
Article 8.

8.1.7 Other documents, if any, forming part of the Contract Documents are as follows:

(List here any additional documents that are intended to form part of the Contract Documents. AIA Document A201-1997 provides that bidding requirements such as advertisement or invitation to bid, Instructions to Bidders, sample forms and the Contractor's bid are not part of the Contract Documents unless enumerated in this Agreement. They should be listed here only if intended to be part of the Contract Documents.)

Invitation to Bid - Page i
Instruction to Bidders - Pages ii and iii
Bid Form - Pages iv - vi
Application and Certificate for payment: AIA Doc. G702 and G703, 1983 Edition. 9-29-99 Notes of Clarification (Items 1-10 General, Items 1-9 Site and Items 1-12 Building)
Bid Tally Sheet Dated 9-29-99
Recap Sheet

                                      -7-
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This Agreement is entered into as of the day and year first written above and is executed in at least three original copies, of which one is to be delivered to the Contractor, one to the Architect for use in the administration of the Contract, and the remainder to the Owner.


/s/ Dennis Burnette                        /s/ David E. Carr
---------------------------------          ---------------------------------
OWNER (Signature)                          CONTRACTOR (Signature)


Dennis W. Burnette, Pres. and CEO          David E. Carr, VP Finance
---------------------------------          ---------------------------------
(Printed name and title)                   (Printed name and title)
Cherokee Bank                              W.H. Bass, Inc.
Canton, Georgia                            Norcross, Georgia

CAUTION: You should sign an original AIA document or a licensed reproduction. Originals contain the AIA logo printed in red; licensed reproductions are those produced in accordance with the Instructions to this document.

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